UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2026

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3857 Birch St
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 722-6257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
Financial Statements and Report
Pacific Oak SOR (BVI) Holdings, Ltd. (the “BVI”), a wholly-owned subsidiary of Pacific Oak Strategic Opportunity REIT, Inc., completed offerings of Series B and D bonds since February 2020. Such offerings were made to investors in Israel and were registered with the Israel Securities Authority and listed on the Tel Aviv Stock Exchange. Consequently, the BVI was required to prepare and file with the Israel Securities Authority and Tel Aviv Stock Exchange certain financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”) and an interim report.
On May 31, 2026, the BVI filed IFRS consolidated and separate interim financial statements and an interim report. The English translations of the reports filed by the BVI, each as of and for the three months ended March 31, 2026, are attached as Exhibits 99.1, 99.2, and 99.3, respectively.
The information in this Item 7.01 of Form 8-K and the attached Exhibits 99.1, 99.2, and 99.3 are furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Pacific Oak SOR (BVI) Holdings, Ltd. Consolidated Interim Financial Statements as of March 31, 2026 (unaudited)

99.2	Pacific Oak SOR (BVI) Holdings, Ltd. Separate Interim Financial Statements as of March 31, 2026 (unaudited)

99.3	Pacific Oak SOR (BVI) Holdings, Ltd. Interim Report as of March 31, 2026 (unaudited)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: June 2, 2026	BY:	/S/ BRIAN RAGSDALE
Brian Ragsdale
President, Chief Executive Officer and Chief Financial Officer
(principal executive officer)